UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2016, the Board of Directors of Polaris Industries Inc. (the “Company”), approved the form of the Deferred Stock Unit Award Agreement for units of deferred stock granted to non-employee directors under the Company’s Amended and Restated 2007 Omnibus Incentive Plan, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07          Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 28, 2016. Proxies for matters to be voted upon at the Annual Meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934, as amended. Four proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Company’s Proxy Statement. The final results for the votes regarding each proposal are set forth below.

1.	The following nominee was elected as a Class II member of the Board of Directors of the Company for a one-year term ending in 2017:

Name	For	Withhold	Broker Non-Vote
Gwenne A. Henricks	47,835,529	834,054	10,059,857

The following nominees were elected as Class I members of the Board of Directors of the Company for three-year terms ending in 2019:

Name	For	Withhold	Broker Non-Vote
Bernd F. Kessler	47,995,270	674,313	10,059,857

Lawrence D. Kingsley	47,846,204	823,379	10,059,857

Scott W. Wine	47,405,744	1,263,839	10,059,857

The terms of the following directors continued after the Annual Meeting:  Annette K. Clayton, Kevin M. Farr, Gary E. Hendrickson, and John P. Wiehoff.

2.	The amendment to the Amended and Restated 2007 Polaris Industries Inc. Employee Stock Purchase Plan was approved:

Votes For	Votes Against	Abstentions	Broker Non-Vote
42,329,852	6,064,766	274,965	10,059,857

3.	The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2016 was ratified:

Votes For	Votes Against	Abstentions	Broker Non-Vote
58,126,096	364,445	238,899	0

4.	The compensation of the Company’s named executive officers was approved in a non-binding advisory vote:

Votes For	Votes Against	Abstentions	Broker Non-Vote
38,847,910	8,721,001	1,100,672	10,059,857

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of the Deferred Stock Unit Award Agreement for units of deferred stock granted to non-employee directors under the Company’s Amended and Restated 2007 Omnibus Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 3, 2016

POLARIS INDUSTRIES INC.

/s/Stacy L. Bogart
Stacy L. Bogart
Senior Vice President – General Counsel and
Secretary

EXHIBIT INDEX

10.1	Form of the Deferred Stock Unit Award Agreement for units of deferred stock granted to non-employee directors under the Company’s Amended and Restated 2007 Omnibus Incentive Plan.